[LOGO]LINCOLN                                 MULTI-FUND(R) 5                            THE LINCOLN NATIONAL LIFE
      -------                               ANNUITY APPLICATION                               INSURANCE COMPANY
      FINANCIAL GROUP(R)                                                                      FORT WAYNE, INDIANA
------------------------------------------------------------------------------------------------------------------------
   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

21a CONTRACT OWNER  MAXIMUM AGE OF CONTRACT OWNER IS 85.
------------------------------------------------------------------------------------------------------------------------
                                                          Social Security number/TIN | | | | - | | | - | | | | |
   ----------------------------------------------------
   Full legal name or trust name*
                                                          Date of birth | | |  | | |  | | |   / / Male  / / Female
                                                                        Month   Day   Year
   ----------------------------------------------------
   Street address
                                                          Home telephone number | | | | | | | | - | | | | |
   ----------------------------------------------------
   City                      State                 ZIP
                                                          Date of trust* | | |  | | |  | | |  Is trust revocable?*
                                                                         Month   Day    Year  / / Yes     / / No
   ----------------------------------------------------
   Trustee name*

                                                          *This information is required for trusts.
------------------------------------------------------------------------------------------------------------------------
1b JOINT CONTRACT OWNER MAXIMUM AGE OF JOINT CONTRACT OWNER IS 85.
------------------------------------------------------------------------------------------------------------------------
                                                          Social Security number  | | | | - | | | - | | | | |
   ----------------------------------------------------
   Full legal name                                        Date of birth | | |  | | |  | | |   / / Male   / / Female
                                                                        Month   Day    Year   / / Spouse / / Non-Spouse
------------------------------------------------------------------------------------------------------------------------
2a  ANNUITANT   (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IF YOUNGER, WILL BE THE ANNUITANT.)
                MAXIMUM AGE OF ANNUITANT IS 85.
------------------------------------------------------------------------------------------------------------------------
                                                          Social Security number | | | | - | | | - | | | | |
   ----------------------------------------------------
   Full legal name
                                                          Date of birth | | |  | | |  | | |   / / Male  / / Female
                                                                        Month   Day   Year
   ----------------------------------------------------
   Street address
                                                          Home telephone number | | | | | | | | - | | | | |
   ----------------------------------------------------
   City                      State                 ZIP
------------------------------------------------------------------------------------------------------------------------
2b CONTINGENT ANNUITANT    MAXIMUM AGE OF CONTINGENT ANNUITANT IS 85.
------------------------------------------------------------------------------------------------------------------------
                                                          Social Security number | | | | - | | | - | | | | |
   ----------------------------------------------------
   Full legal name
------------------------------------------------------------------------------------------------------------------------
3   SUITABILITY    COMPLETE THIS INFORMATION FOR THE CONTRACT OWNER.
------------------------------------------------------------------------------------------------------------------------
   Client's investment objective for this contract is: (select one)
   / / Preservation of capital    / / Income                        / / Growth & Income
   / / Long term growth           / / Maximum capital appreciation  / / Flexible allocation

   Number of dependents __________________ Total family income  $ _____________________ Estimated net worth  $ _________
------------------------------------------------------------------------------------------------------------------------
 4   BENEFICIARY(IES) OF CONTRACT OWNER (LIST ADDITIONAL BENEFICIARIES ON A SEPARATE SHEET. IF LISTING CHILDREN, USE
     FULL LEGAL NAMES.)
------------------------------------------------------------------------------------------------------------------------
                                                                                                                     %
   ----------------------------------------------------------  -------------------------------     -----------   -----
   Full legal name or trust name* / / Primary / / Contingent   Relationship to Contract Owner      SSN/TIN
                                                                                                                     %
   ----------------------------------------------------------  -------------------------------     -----------   -----
   Full legal name or trust name* / / Primary / / Contingent   Relationship to Contract Owner      SSN/TIN
                                                                                                                     %
   ----------------------------------------------------------  -------------------------------     -----------   -----
   Full legal name or trust name* / / Primary / / Contingent   Relationship to Contract Owner      SSN/TIN

   ----------------------------------------------------------
   Executor/Trustee name*                                      Date of trust* | | |  | | |  | | |   Is trust revocable?*
                                                                              Month   Day    Year   / / Yes     / / No

                                                               *This information is required for trusts.
------------------------------------------------------------------------------------------------------------------------
5  TYPE OF CONTRACT
------------------------------------------------------------------------------------------------------------------------
   NONQUALIFIED:  / / Initial Contribution  OR / / 1035 Exchange
   TAX-QUALIFIED (MUST COMPLETE PLAN TYPE):
                                  / / Transfer  OR / / Rollover  PLAN TYPE (CHECK ONE): / / Roth IRA / / Traditional IRA


LINCOLN FINANCIAL GROUP IS THE MARKETING NAME FOR LINCOLN NATIONAL CORPORATION (LNC) AND ITS AFFILIATES.
Form 32405 9/01


                                     Page 1

------------------------------------------------------------------------------------------------------------------------
6a ALLOCATION (THIS SECTION MUST BE COMPLETED.)
------------------------------------------------------------------------------------------------------------------------
   Initial minimums: $25,000

   FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE
   CONTRIBUTION WILL FOLLOW THE ALLOCATION IN SECTION 6b.

   If no allocations are specified in Section 5a or 5b, the ENTIRE amount will be allocated to the Lincoln National
   Money Market Fund pending instructions from the Contract Owner.

   PLEASE ALLOCATE MY CONTRIBUTION OF:

   $ _____________________ OR $ _____________________
     Initial contribution       Approximate amount
                                from previous carrier
------------------------------------------------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
------------------------------------------------------------------------------------------------------------------------
   USE WHOLE PERCENTAGES
   PRESERVATION OF CAPITAL

   _______________%   Fixed Account
   _______________%   Money Market

   INCOME
   _______________%   Bond
   _______________%   DGPF Global Bond
   _______________%   Wells Fargo WFVT Equity Income

   GROWTH & INCOME
   _______________%   DGPF Growth and Income
   _______________%   DGPF Real Estate (REIT)
   _______________%   Equity-Income
   _______________%   Global Asset Allocation
   _______________%   Growth & Income
   _______________%   Managed

   LONG TERM GROWTH
   _______________%   AFIS Growth
   _______________%   AFIS International
   _______________%   AMT Partners
   _______________%   AVP Growth
   _______________%   Capital Appreciation
   _______________%   DGPF Small Cap Value
   _______________%   Equity 500 Index
   _______________%   International
   _______________%   Social Awareness
   _______________%   Special Opportunities
   _______________%   Utilities
   _______________%   VIP Growth
   _______________%   VIP II Contrafund

   MAXIMUM CAPITAL APPRECIATION
   _______________%   Aggressive Growth
   _______________%   AMT Midcap Growth
   _______________%   Aspen Worldwide Growth
   _______________%   AVP Technology
   _______________%   Capital Asset
   _______________%   DGPF Trend
   _______________%   Health Sciences
   _______________%   Small Cap Index
                  %   TOTAL (must = 100%)
   ===============
------------------------------------------------------------------------------------------------------------------------
6b DOLLAR COST AVERAGING (COMPLETE ONLY IF ELECTING DCA.)
------------------------------------------------------------------------------------------------------------------------
   $2,000 minimum required in the Holding Account

   Total amount to DCA: OR         $______________

   MONTHLY amount to DCA:          $______________
------------------------------------------------------------------------------------------------------------------------
   OVER THE FOLLOWING PERIOD:       ______________
                                   MONTHS (6 to 60)
------------------------------------------------------------------------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (check one):
   / / DCA Fixed Account
   / / Lincoln National Money Market
------------------------------------------------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW
------------------------------------------------------------------------------------------------------------------------
   USE WHOLE PERCENTAGES                        *The DCA Holding Account
                                                and the DCA fund elected
   PRESERVATION OF CAPITAL                      cannot be the same.

   _______________%   Money Market*

   INCOME
   _______________%   Bond
   _______________%   DGPF Global Bond
   _______________%   Wells Fargo WFVT Equity Income

   GROWTH & INCOME
   _______________%   DGPF Growth and Income
   _______________%   DGPF Real Estate (REIT)
   _______________%   Equity-Income
   _______________%   Global Asset Allocation
   _______________%   Growth & Income
   _______________%   Managed

   LONG TERM GROWTH

   _______________%   AFIS Growth
   _______________%   AFIS International
   _______________%   AMT Partners
   _______________%   AVP Growth
   _______________%   Capital Appreciation
   _______________%   DGPF Small Cap Value
   _______________%   Equity 500 Index
   _______________%   International
   _______________%   Social Awareness
   _______________%   Special Opportunities
   _______________%   Utilities
   _______________%   VIP Growth
   _______________%   VIP II Contrafund

MAXIMUM CAPITAL APPRECIATION

   _______________%   Aggressive Growth
   _______________%   AMT Midcap Growth
   _______________%   Aspen Worldwide Growth
   _______________%   AVP Technology
   _______________%   Capital Asset
   _______________%   DGPF Trend
   _______________%   Health Sciences
   _______________%   Small Cap Index
                  %   TOTAL (must = 100%)
   ===============
------------------------------------------------------------------------------------------------------------------------
   FUTURE CONTRIBUTIONS WILL NOT AUTOMATICALLY START A NEW DCA PROGRAM. INSTRUCTIONS MUST ACCOMPANY EACH DCA
   CONTRIBUTION.
------------------------------------------------------------------------------------------------------------------------

                                     Page 2

------------------------------------------------------------------------------------------------------------------------
6c CROSS REINVESTMENT
------------------------------------------------------------------------------------------------------------------------
   To elect this options, please complete the Cross-Reinvestment form (28051MF).
------------------------------------------------------------------------------------------------------------------------
7  BENEFIT OPTION
------------------------------------------------------------------------------------------------------------------------
   Select one: (IF NO BENEFIT IS SPECIFIED, THE DEFAULT BENEFIT WILL BE THE ACCOUNT VALUE.)
   / /  I/We hereby elect the Account Value Death Benefit option.
   / /  I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
   / /  I/We hereby elect the Estate Enhancement Benefit(1) rider with the Guaranteed Minimum Income Benefit.
   / /  I/We hereby elect the Bonus plus the Enhanced Guaranteed Minimum Death Benefit.
   / /  I/We hereby elect the Bonus plus the Estate Enhancement Benefit(1) rider and the Guaranteed Minimum Income
        Benefit.

   (1) The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract
       Owner, Joint Owner (if applicable), and Annuitant are all under age 76.
------------------------------------------------------------------------------------------------------------------------
8  AUTOMATIC WITHDRAWALS
------------------------------------------------------------------------------------------------------------------------
   NOTE: WITHDRAWALS EXCEEDING 15% OF PREMIUM PAYMENTS PER CONTRACT YEAR MAY BE SUBJECT TO CONTINGENT DEFERRED SALES
         CHARGES. WITHDRAWAL MINIMUM: $50 PER DISTRIBUTION/$300 ANNUALLY.

   / / Please provide me with automatic withdrawals based on         / /  Please provide me with automatic withdrawals
       ___________ % (may be between 1-15% of the premium payments,       of $_____________________________
       payable as follows:
                                                              OR

   / / Monthly / / Quarterly / / Semi-annually / / Annually         / /   Monthly / / Quarterly / / Semi-annually
                                                                    / /   Annually

   Begin withdrawals in   | | |  | | |                              Begin withdrawals in   | | |  | | |
                          Month  Year                                                      Month   Year

   NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX
   WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

   ELECT ONE: / / Do withhold taxes Amount to be withheld ________ % (must be at least 10%)
              / / Do not withhold taxes
   PAYOUT     / / Direct deposit  / / Checking (ATTACH A "VOIDED" CHECK)    OR   / / Savings (ATTACH A DEPOSIT SLIP)
   METHOD:        I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association
                  (NACHA).

                  ______________________________________________________________________________________________________
                  Bank name                                                                  Bank telephone number

              / / Send check to address of record
              / / Send check to the following alternate address:
                  ______________________________________________________________________________________________________

                  ______________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------
9  AUTOMATIC BANK DRAFT
------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
   Print account holder name(s) EXACTLY as shown on bank records

   ---------------------------------------------------------------------------------------------------------------------
   Bank name                                 Bank telephone number
   $
   -----------------------------------------
   Monthly amount                           Automatic bank draft start date:  | | |     | | |     | | |
                                                                              Month  Day (1-28)   Year

   / / Checking (ATTACH A "VOIDED" CHECK)  OR  / / Savings (ATTACH A DEPOSIT SLIP)

   I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated
   above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.


                                     Page 3

------------------------------------------------------------------------------------------------------------------------
10 TELEPHONE/INTERNET AUTHORIZATION  (CHECK BOX IF THIS OPTION IS DESIRED.)
------------------------------------------------------------------------------------------------------------------------
   / / I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.
------------------------------------------------------------------------------------------------------------------------
11 REPLACEMENT
------------------------------------------------------------------------------------------------------------------------
   Does the applicant have any existing life policies or annuity contracts?        / / Yes    / / No
   Will the proposed contract replace any existing annuity or life insurance?      / / Yes    / / No

   (Attach a state replacement form if required by the state in which the application is signed.)

   ---------------------------------------------------------------------------------------------------------------------
   Company name

   ---------------------------------------------------------------------------------------------------------------------
   Plan name                                                                        Year issued
------------------------------------------------------------------------------------------------------------------------
FRAUD WARNING
------------------------------------------------------------------------------------------------------------------------
   RESIDENTS OF ALL STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
------------------------------------------------------------------------------------------------------------------------
12 SIGNATURES
------------------------------------------------------------------------------------------------------------------------
   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Multi-Fund(R) 5 and verify my/our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUNDS
   IN THE SERIES, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


   ------------------------------------------------------------------------------------
     Signed at (city)                              State
                                                                                        Date  | | |     | | |     | | |
                                                                                              Month      Day       Year
   ------------------------------------------------------------------------------------
     SIGNATURE OF CONTRACT OWNER                   JOINT CONTRACT OWNER (IF APPLICABLE)


   ------------------------------------------------------------------------------------
     Signed at (city)                              State
                                                                                        Date  | | |     | | |     | | |
                                                                                              Month      Day       Year
   ------------------------------------------------------------------------------------
   SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN.)


                     FINANCIAL ADVISER MUST COMPLETE PAGE 5.
                                     Page 4

    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
------------------------------------------------------------------------------------------------------------------------
13 INSURANCE IN FORCE  WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?
------------------------------------------------------------------------------------------------------------------------
   ELECT ONE:    / / NO  / /  YES   IF YES, PLEASE LIST THE INSURANCE IN FORCE ON THE LIFE OF THE PROPOSED CONTRACT
                                    OWNER(S) AND ANNUITANT(S):

   (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                          $
   ---------------------------------------------------------------------------------------------------------------------
   Company name                                                                          Year issued      Amount

------------------------------------------------------------------------------------------------------------------------
14 ADDITIONAL REMARKS
------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
15 DEALER INFORMATION    NOTE: LICENSING APPOINTMENT WITH LINCOLN LIFE IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED.
                                IF MORE THAN TWO REPRESENTATIVES, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 14.
------------------------------------------------------------------------------------------------------------------------
   / / INCOME4LIFE(SM) Solution -- complete Form 30350MF (nonqualified) or Form 30350Q-MF (qualified)

   -------------------------------------------------------------------------  | | | | | | | | - | | | | |
   Registered representative's name (print as it appears on NASD licensing) Registered representative's telephone number

   -------------------------------------------------------------------------  | | | | | | | - | | | | |
   SA Code                                      PC Code                     Registered representative's SSN

   -------------------------------------------------------------------------  | | | | | | | | - | | | | |
   Registered representative's name (print as it appears on NASD licensing) Registered representative's telephone number

   -------------------------------------------------------------------------  | | | | | | | - | | | | |
   SA Code                                      PC Code                     Registered representative's SSN

------------------------------------------------------------------------------------------------------------------------
16 REPRESENTATIVE'S SIGNATURE
------------------------------------------------------------------------------------------------------------------------
   The representative hereby certifies that he/she witnessed the signature(s) in Section 12 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the tine of the policy or contract delivery. The representative has reviewed the investment objectives and financial needs of the applicant and believes that this product is suitable for addressing those objectives and needs.

   _____________________________________________________________________________________________________________________
   Signature

------------------------------------------------------------------------------------------------------------------------

                                      Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

[LOGO]LINCOLN            LINCOLN LIFE               BY EXPRESS MAIL:     LINCOLN LIFE
     -------            P.O. Box 7879                                   Attention: Individual Multi-Fund(R) Operations
     FINANCIAL GROUP(R) Fort Wayne, IN 46801-7879                       1300 South Clinton Street
                                                                        Fort Wayne, IN 46802

                        If you have any questions regarding this application, please call Lincoln Life at 800 2LINCOLN.

                                     Page 5